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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported) - June 3, 2003


                               VERINT SYSTEMS INC.
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             (Exact name of Registrant as Specified in Its Charter)

                           Commission File No. 0-15502

                    Delaware                                   11-3200514
  ----------------------------------------------        -----------------------
  (State or Other Jurisdiction of Incorporation)           (I.R.S. Employer
                                                           Identification No.)

     330 South Service Road, Melville, New York                   11747
  ----------------------------------------------        -----------------------
           (Address of Principal                                 Zip Code
            Executive Offices)

       Registrant's telephone number, including area code: (631) 962-9600



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

EXHIBIT NO.                            DESCRIPTION
-----------            -------------------------------------------------------

     99.1              Press Release of Verint Systems Inc., dated June 3, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED UNDER ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         The information contained in this Current Report is intended to be furnished under Item 12, "Results of Operations and Financial Condition," and is provided under Item 9 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On June 3, 2003, Verint Systems Inc. issued the press release furnished as Exhibit 99.1 hereto.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VERINT SYSTEMS INC.



                                        By:   /s/ IGAL NISSIM
                                              ---------------------------------
                                              Name:     Igal Nissim
                                              Title:    Chief Financial Officer

Date:  June 3, 2003


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                                  EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------           ---------------------------------------------------------

      99.1            Press Release of Verint Systems Inc., dated June 3, 2003.